Exhibit 99.1

LETTER OF TRANSMITTAL

LAZARD GROUP LLC

EXCHANGE OFFER FOR

$550,000,000 7.125% SENIOR NOTES DUE 2015

IN EXCHANGE FOR

$550,000,000 7.125% SENIOR NOTES DUE 2015

WHICH HAVE BEEN OFFERED IN A TRANSACTION

REGISTERED UNDER THE SECURITIES ACT OF 1933

PURSUANT TO THE PROSPECTUS DATED                     , 2005

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M., MIDNIGHT, NEW YORK CITY TIME, ON                     , 2005, UNLESS EXTENDED.

To:    The Bank of New York (as “Exchange Agent”)

By Hand, Mail or Overnight Courier:

The Bank of New York

Corporate Trust Operations

Reorganization Unit

101 Barclay Street - 7 East

New York, New York 10286

Attn: Randolph Holder

By Facsimile Transmission: (For Eligible Institutions Only) (212) 298-1915	Confirm by Telephone: (212) 815-5098

Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one set forth above will not constitute a valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

The undersigned hereby acknowledges receipt of the Prospectus dated                     , 2005 (the “Prospectus”) of Lazard Group LLC (“Lazard Group”), which was formerly named Lazard LLC, and this Letter of Transmittal, which together constitute Lazard Group’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $550,000,000 of its 7.125% Senior Notes due 2015 (the “Exchange Notes”) in integral multiples of $1,000, which have been registered under the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, collectively the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding $550,000,000 7.125% Senior Notes due 2015 (the “Old Notes”), in integral multiples of $1,000. The term “Expiration Date” shall mean 12:00 a.m., midnight, New York City time, on                    , 2005, unless Lazard Group, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

For each Old Note accepted for exchange, the Holder (as defined below) of such Old Note will receive an Exchange Note having a principal amount equal to that of the Old Note accepted for exchange. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes exchanged therefor or, if no interest has been paid on such Old Notes, from May 10, 2005. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date on which interest has been paid or, if no interest has been paid, from May 10, 2005. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date that occurs on or after the consummation of the Exchange Offer.

A Holder need not manually execute a Letter of Transmittal if the Holder tenders Old Notes in accordance with the procedures mandated by the Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”). To tender Old Notes in this manner, the electronic instructions sent to DTC and transmitted to the Exchange Agent must contain your acknowledgment of receipt of and your agreement to be bound by and to make all of the representations in the Letter of Transmittal. In all other cases, a Letter of Transmittal must be manually executed and delivered as described in this Letter of Transmittal.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Old Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

Description of 7.125% Senior Notes Due 2015 Tendered Hereby
Name(s) and Address(es) of Registered Owner(s) (Please Fill In)	Certificate or Registration Numbers*	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered**

Total

*  Need not be completed by book-entry Holders.

**  Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000 for Old Notes.

This Letter of Transmittal is to be used (a) if certificates for Old Notes are to be forwarded herewith or (b) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption “Exchange Offer; Registration Rights—Guaranteed Delivery Procedures.” See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in the name of which Old Notes are registered on the books of Lazard Group or any other person that has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders that wish to tender their Old Notes must complete this letter in its entirety.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:                                                           Transaction Code Number:

Holders the Old Notes of which are not immediately available or that cannot deliver their Old Notes and this Letter of Transmittal and all other documents required hereby to the Exchange Agent or comply with the applicable procedures for book-entry transfer on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “Exchange Offer; Registration Rights—Guaranteed Delivery Procedures.” See Instruction 2.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

On the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Lazard Group the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Lazard Group all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Lazard Group in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, Lazard Group will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned represents to Lazard Group that (a) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (b) it has no arrangement, intent or understanding with any person to participate in the “distribution” of the Exchange Notes (within the meaning of the Securities Act), (c) it is not an “affiliate” of Lazard Group, as defined in Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (d) if it is a broker-dealer, it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired by it as a result of market-making activities or other trading activities and it will deliver a prospectus in connection with any resale of the Exchange Notes (however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act), and (e) if it is a broker-dealer, it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters to third parties, that, subject to the following two sentences, the Exchange Notes issued in the exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the Holders thereof without further compliance with the registration and prospectus delivery requirements of the Securities Act. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. Any Holder of Old Notes that is one of Lazard Group’s “affiliates” (as defined in Rule 405 under the Securities Act), that does not acquire the Exchange Notes in the ordinary course of business, that intends to distribute the Exchange Notes as part of the Exchange Offer, or that is a broker-dealer that purchased Old Notes from the initial purchasers in the initial offering of the Old Notes for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (1) will not be able to rely on the interpretations of the staff of the SEC, and (2) in the absence of any exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes.

The undersigned also warrants that, upon request, it will execute and deliver any additional documents deemed by the Exchange Agent or Lazard Group to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “Exchange Offer; Registration Rights—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Lazard Group), as more particularly set forth in the Prospectus, Lazard Group may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the undersigned.

Name:

Address:

DTC Account:

Employer Identification or Social Security Number:

(Please Print or Type)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Old Notes not exchanged and/or the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of 7.125% Senior Notes due 2015 Tendered Hereby.”

Name:

Address:

Employer Identification or Social Security Number:

(Please Print or Type)

REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE

(IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X

X

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

Name and Capacity (full title)

Address (including zip code)

(Area Code and Telephone Number)

(Employer Identification or Social Security No.)

Dated:                      , 2005

SIGNATURE GUARANTEE

(If Required — See Instruction 4)

(Signature of Representative of Signature Guarantor)

(Name and Title)

(Name of Plan)

(Area Code and Telephone Number)

Dated:                      , 2005

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

Address (number, street, and apt. or suite no.):

City, state, and ZIP code:

☐ Exempt from backup withholding

PART 1    TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer OR Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION” below.

Social Security Number OR Employer Identification Number

PART 2    CERTIFICATION.    Under penalties of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. Iam a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Sign Here Signature of U.S. person	Date

COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here
	Signature of U.S. person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION” BELOW.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of this Letter of Transmittal and Certificates.    All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the “Expiration Date”). If Old Notes, the Letter of Transmittal or any other required documents are physically delivered to the Exchange Agent, the method of delivery is at the Holder’s election and risk. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Rather than mail these items, it is recommended that Holders use an overnight or hand delivery service. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, Holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. Holders may request their respective brokers, dealers, commercial banks, trust companies or other nominees to effect the above transactions for them.

No conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

Delivery to an address other than as set forth herein, or transmission via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

2.    Guaranteed Delivery Procedures.    Holders that wish to tender their Old Notes, but the Old Notes of which are not immediately available or that cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent or comply with the procedures for book-entry transfer prior to the Expiration Date, may effect a tender if:

(a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”);

(b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Old Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent’s account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

(c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders that wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any Holder that wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the

Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a relocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.    Partial Tenders; Withdrawals.    If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of 7.125% Senior Notes due 2015 Tendered Hereby.” A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the holder must otherwise comply with the withdrawal procedures of DTC as described in the Prospectus. Any such notice of withdrawal must (a) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (b) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited), (c) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (d) where certificates for Old Notes have been transmitted, specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing Holder must also submit (1) the serial numbers of the particular certificates to be withdrawn and (2) a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless the withdrawing Holder is an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Lazard Group, the determination of which shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered but that are not accepted for exchange for any reason will be returned to the Holder thereof without cost to such Holder. In the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC, those Old Notes will be credited to an account maintained with DTC, for Old Notes, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4.    Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates of the Old Notes without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (a) by a registered Holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (b) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, or any Old Notes, bond powers, certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Lazard Group, proper evidence satisfactory to Lazard Group of their authority so to act must be submitted.

5.    Special Issuance and Delivery Instructions.    Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder’s account at DTC, as applicable.

6.    Transfer Taxes.    Lazard Group will pay all transfer taxes, if any, applicable to the exchange of Old Notes under the Exchange Offer. If, however, transfer taxes arise because the Exchange Notes or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7.    Waiver of Conditions.    Lazard Group reserves the right, in its sole discretion, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any Holder the Old Notes of which have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, questions and requests for assistance, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery or the notice of withdrawal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the following address: Lazard Group LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: Investor Relations.

10.    Validity and Form.    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by Lazard Group in its sole discretion, which determination will be final and binding. Lazard Group reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes Lazard Group’s acceptance of which would, in the opinion of counsel for Lazard Group, be unlawful. Lazard Group also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. Lazard Group’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Lazard Group shall determine. Although Lazard Group intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither Lazard Group, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

11.    Substitute Form W-9.    Each tendering Holder is required to provide the Exchange Agent with the Holder’s correct Taxpayer Identification Number (“TIN”), generally the Holder’s social security or federal employer identification number, on the Substitute Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A tendering Holder must cross out item (2) in the Certification box of the Substitute Form W-9 if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the tendering Holder to 28% federal income tax backup withholding on any reportable payments made to such Holder. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments of the purchase price to such Holder. A tendering Holder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that Holders’s exempt status.

IMPORTANT TAX INFORMATION

A Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent with such Holder’s correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, payments made to such Holder with respect to Old Notes purchased pursuant to the Exchange Offer may be subject to backup withholding and the Holder may be subject to a penalty imposed by the IRS.

Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the

Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such Holder’s exempt status. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9.    To prevent backup withholding on any payments that are made to a Holder with respect to Old Notes purchased pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder’s correct TIN by completing the form below, certifying (x) that the TIN provided on the Substitute Form W-9 is correct (or that the Holder is awaiting a TIN), (y) that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that such Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent.    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of the Old Notes tendered by this Letter of Transmittal. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certificate of Awaiting Taxpayer Identification Number.    If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write “Applied For” in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN by the time of payment, the Exchange Agent will withhold 28% of all reportable payments.

Important:    This Letter of Transmittal or a facsimile thereof (together with Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.